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                                                                      EXHIBIT 21


                         SUBSIDIARIES OF THE COMPANY



Caption
                                           FORM OF                   STATE OF
NAME OF SUBSIDIARY                      ORGANIZATION               ORGANIZATION
------------------                      ------------               ------------
American Gypsum Company                 corporation                  New Mexico

BP Sand & Gravel, Inc.                  corporation                  Delaware

CCP Cement Company                      corporation                  Nevada

CCP Concrete/Aggregates Company         corporation                  Nevada

CCP Gypsum Company                      corporation                  Nevada

CCP Land Company                        corporation                  Nevada

CEGC Holding Company                    corporation                  Delaware

Centex Eagle Gypsum Company             corporation                  Delaware

Centex Eagle Gypsum Company, L.L.C.     limited liability company    Delaware

Centex Materials, Inc.                  corporation                  Nevada

Ilce, Inc.                              corporation                  Nevada

Illinois Cement Company                 corporation                  Illinois

Illinois Cement Company                 joint venture                Texas

M & W Drywall Supply Company            corporation                  Nevada

Mathews Readymix, Inc.                  corporation                  California

Mountain Cement Company                 corporation                  Nevada

Nevada Cement Company                   corporation                  Nevada

Texas Cement Company                    corporation                  Nevada


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
Caption
                                           FORM OF                   STATE OF
NAME OF SUBSIDIARY                      ORGANIZATION               ORGANIZATION
------------------                      ------------               ------------
Texas-Lehigh Cement Company             corporation                 Texas

Texas-Lehigh Cement Company             joint venture               Texas

Western Aggregates, Inc.                corporation                 Nevada

Western Cement Company of California    corporation                 California

Wisconsin Cement Company                corporation                 Wisconsin
